UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2013

RJD Green, Inc.

(Exact name of registrant as specified in its charter)Commission File Number 333-170312

Nevada	27-1065441
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4 Robert Speck Parkway, Suite 1500, Mississauga, Ontario, Canada	L4Z-1S1
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (647) 244-7378

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Although the registrant filed its Form 10-Q for the quarter ended February 28, 2013, the auditor had not completed a SAS 100 Review of the unaudited financial statements included in the Form 10-Q.  The Company and its auditors are currently working to complete this review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RJD Green, Inc.

April 26, 2013

By:      /s/ Zahoor Ahmad

Zahoor Ahmad

Chief Executive Officer